EXHIBIT 99.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-Q of Insightful Corporation for the quarter ended September 30, 2002, the undersigned, Shawn F. Javid, President and Chief Executive Officer of Insightful Corporation, does hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.




Date:    November 12, 2002              By:     /s/  Shawn F. Javid
      --------------------                 -------------------------------------
                                                    Shawn F. Javid
                                           President and Chief Executive Officer


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